APRIL 1, 2009

DREYFUS 100% U.S. TREASURY MONEY MARKET FUND SUPPLEMENT TO CURRENT PROSPECTUS

The following information supplements and supersedes and contrary information contained in the relevant Prospectus for the above-referenced fund (the “Fund”).

     Effective on or about April 1, 2009, the Fund will calculate the Fund’s NAV at 3:00 p.m. and 4:00 p.m. Eastern time. Purchase orders for Fund shares received in proper form before 3:00 p.m. Eastern time will receive the dividend declared on that day, whereas orders received after 3:00 p.m. but before 4:00 p.m. Eastern time will begin to accrue dividends on the following business day. Fund shares redeemed after 3:00 p.m. but before 4:00 p.m. Eastern time will receive the dividend declared on that day. Fund shares redeemed prior to 3:00 p.m. will not receive the dividend declared on that day. The Fund’s earnings for Saturdays, Sundays and holidays will be declared as dividends on the preceding business day.